UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2021 (December 26, 2021)

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue Ferndale, MI 48220
(Address of principal executive offices)

(877) 787-6268
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the “Company,” “our,” or “we” refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Item 1.01	Entry into a Material Definitive Agreement.

Stock Purchase Agreement with GHS Investments LLC

On December 26, 2021, we entered into a stock purchase agreement with GHS Investments LLC (“GHS”). Under the stock purchase agreement with GHS (the “GHS Purchase Agreement”), the Company may require GHS to purchase a maximum of Four Hundred Million (400,000,000) shares of common stock (“GHS Purchase Shares”) over a six-month term that ends on June 26, 2022.

The GHS Purchase Agreement provides that, upon the terms and subject to the conditions and limitations set forth in the agreement, the Company has the right from time to time during the term of the agreement, in its sole discretion, to deliver to GHS a purchase notice (a “Purchase Notice”) directing GHS to purchase (each, a “GHS Purchase”) a specified number of GHS Purchase Shares. A GHS Purchase will be made in a minimum amount of Ten Thousand Dollars ($10,000) and up to a maximum of: (a) One Hundred Million (100,000,000) shares of common stock if the average volume weighted average price of the common stock on the OTC Pink Market (the “VWAP”) during the ten (10) consecutive business days immediately before, but not including, the date of a Purchase Notice (a “Valuation Period’), is below $0.03 (subject to adjustments for stock splits, dividends, and similar occurrences), (b) One Hundred and Fifty Million (150,000,000) shares of common stock if the average VWAP during the relevant Valuation Period is between $0.03 and $0.035 (subject to adjustments for stock splits, dividends, and similar occurrences), and (c) Two Hundred Million (200,000,000) shares of common stock if the average VWAP during the relevant Valuation Period is above $0.035 (subject to adjustments for stock splits, dividends, and similar occurrences), all subject to the maximum of Four Hundred Million (400,000,000) GHS Purchase Shares.

On the first trading day after the last day of the relevant Valuation Period, the Company will cause to be delivered to GHS that number of shares of common stock that equal one hundred percent (100%) of the aggregate GHS Purchase Shares specified in the Purchase Notice.

The GHS Purchase Agreement prohibits the Company from directing GHS to purchase any shares of common stock if those shares, when aggregated with all other shares of our common stock then beneficially owned by GHS and its affiliates, would result in GHS and its affiliates having beneficial ownership, at any single point in time, of more than 4.99% of the then total outstanding shares of our common stock.

There are no trading volume requirements or restrictions under the GHS Purchase Agreement. We will control the timing and amount of any sales of our common stock to GHS.

Events of default under the GHS Purchase Agreement include the following:

●	the effectiveness of the registration statement registering the resale of the GHS Purchase Shares lapses for any reason;

●	the common stock is suspended from trading on the OTC Pink for a period of two consecutive trading days, during which time the Company may not direct GHS to purchase any shares during that time;

●	the common stock is delisted from the OTC Pink provided, however, that the commons stock is not immediately thereafter trading on The NASDAQ Capital Market, The NASDAQ Global Market, The NASDAQ Global Select Market, the New York Stock Exchange, the NYSE American, or the OTCQB or the OTCQX operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing);

●	the failure for any reason by the transfer agent to issue GHS Purchase Shares to GHS within three (3) business days after the date on which GHS was entitled to receive the shares;

●	the Company breaches any representation, warranty, covenant or other term or condition under the GHS Purchase Agreement, its Schedules, or any related document if the breach could have a material adverse effect and except, in the case of a breach of a covenant that is reasonably curable, only if the breach continues for a period of at least five (5) Business Days;

●	a proceeding against the Company is commenced by any person or entity pursuant to or within the meaning of any bankruptcy law;

●	the Company, pursuant to or within the meaning of any bankruptcy law, (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors or is generally unable to pay its debts as they become due;

●	a court of competent jurisdiction enters an order or decree under any bankruptcy law that (i) is for relief against the Company in an involuntary case, (ii) appoints a custodian of the Company or for all or substantially all of its property, or (iii) orders the liquidation of the Company; or

●	if at any time the Company is not eligible to transfer its common stock electronically as DWAC Eligible.

So long as an Event of Default has occurred and is continuing, the Company shall not deliver to the Investor any Purchase Notice.

The preceding summary of the GHS Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the GHS Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1, which is incorporated by reference into this Form 8-K.

Initial Stock Purchase Agreement with GHS Investments LLC

The GHS Purchase Agreement is the second stock purchase agreement entered into between the Company and GHS. As part of the initial stock purchase transaction between the Company and GHS, dated September 15, 2021 (the “Initial GHS Purchase Agreement”), the parties entered into a Registration Rights Agreement pursuant to which the Company will register the Purchase Shares for resale by GHS. A copy of the Initial GHS Purchase Agreement was filed on September 30, 2021 as Exhibit 10.1 to Post-Effective Amendment No. 1 to the Company’s Form S-3.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Item
10.1	Form of Common Stock Purchase Agreement between the Company and GHS Investments LLC, dated December 26, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2021	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

	By:	/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer